March 2021 ICF Investor Presentation Exhibit 99.1

Cautionary Statement 2 Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading “Risk Factors”. We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

ICF: A professional + technology services firm _ Serve a roster of government clients with social + environmental missions, energy utilities + commercial clients A growth platform combining organic initiatives + acquisitions _ Leverage deep domain expertise to achieve superior results for clients _ Deliver strong cross-cutting capabilities in technology + engagement _ Benefit from visibility of a substantial backlog + growth profile of commercial revenues 3

Synergy in markets + capabilities Advisory + Strategy Technology, Analytics + Engagement Program Management Consumer + Financial 7% Safety + Security 8% Health + Social Programs 44% Based on full-year 2020 financials released on February 25, 2021 Energy, Environment + Infrastructure 41% 4 ICF’s work across core service areas including climate, energy efficiency, disaster management, public health and social programs addresses environmental and social issues

Revenue: 5-year CAGR 5.9% Non-GAAP EPS: 5-year CAGR Track record of strong revenue + EPS growth 5  9.6%

ITG acquisition 6 — Case Management — Purchasing + Acquisitions — Grants Management — Asset Management — Contract Writing — Content Management — Financial Management — Audit Tracking — Inspections — Workforce Management — Healthcare Compliance — Emergency Management $90M 2019 Revenue +$100M revenue run-rate 350 Digital transformation consultants 92% prime contract revenue 65+ CSM & SAFe certifications EBITDA margin than ICF’s > Key business statistics Key tech partners ITG is a unique IT consulting firm delivering application modernization and business transformation for U.S. federal government clients Representative systems ITG builds

Selective Insourcing — ITG’s Qualifications — ICF’s Best-in-Class Contract Vehicles — ICF’s Robust Business Development Engine — ICF’s Domain Expertise + Client Relationships — Meaningful growth opportunities ITG brings a substantial business development pipeline + a backlog that provides visibility Combination of ICF’s deep domain expertise and broad client base with ITG’s IT modernization skills will allow us to identify “new-new” opportunities ICF has many net new opportunities in its pipeline for which ITG enhances our win potential 7

8 COVID-19 impacts ~90% of ICF’s business proceeding apace Some international government events work and commercial marketing for certain clients cancelled or postponed ICF has contract vehicles in all federal agencies actively involved in handling COVID-19 crisis ~$40 million in 2020 in plus-ups and new contracts awarded by U.S. federal government clients in Response Phase Projects include information dissemination and analytics to better understand how the virus spreads

9 Increased spending on public health Guidelines for government roles and responsibilities in a pandemic COVID-19 opportunities: Recovery + Reinvent phases ICF is recognized for deep domain expertise in public health and its expanded IT modernization capabilities Modernization of disease surveillance systems Evaluation of hospital surge capacity Management of national stockpile of vaccines and medical equipment

Catalysts for long-term organic growth State + Local Government Disaster management: recovery + mitigation Infrastructure projects Electric Utilities / Climate Energy efficiency outsourcing in California Distributed energy resources Climate and resiliency Federal Government Civilian agency spending Public health Climate impacts IT modernization Environmental stewardship Infrastructure spending 10 Digital Transformation Personalization/loyalty platforms Data convergence Data analytics CRM system modernization

Purpose To build a more prosperous and resilient world for all. Values Interact with integrity Bring your passion Embrace differences Challenge assumptions Work together Be greater than 11 ICF culture: a source of competitive advantage

12 We serve a roster of government clients, energy utilities + commercial clients* Provides significant opportunities for expansion >80% of revenues from government clients + energy utility clients **Includes energy utilities, commercial marketing, + other *Full-year 2020 financials released on February 25, 2021

Government revenues 65% of total revenues* US federal revenues primarily from civilian agencies We work with a broad array of government clients 13 *Full-year 2020 financials released on February 25, 2021

Utility industry clients

Energy efficiency programs for utilities: State-mandated

Utility transformation: distributed energy + grid modernization

Majority long-term contracts



NV Energy
Xcel Energy
Focus on Energy Wisconsin
ComEd
DTE Energy
Avangrid
Central Hudson
Columbia Gas
NYSERDA
GasNetworks
National Grid
Mass Save
Eversource
ConEdison
PECO
Delmarva Power & Light
BGE
SMECO
PGW
Dominion South Carolina
FirstEnergy
Pepco Holdings
Duke Energy
Washington Gas Light Company
Pacific Gas & Electric
SMUD
Southern California Edison
SoCalREN
Southern California Gas Company
San Diego Gas & Electric
New Mexico Gas Company
TNMP
PNM
El Paso Electric
Salt River Project
AEP Texas
CenterPoint Energy
AEP Public Service Company of Oklahoma
Evergy
Ameren Missouri
Entergy
JEA
United States



Yukon Energy
BC Hydro
Home Performance Stakeholder Council
FortisBC
City of Calgary
City of Edmonton
Energy Efficiency Alberta
SaskPower
Municipal Climate Change Action Centre
Emissions Reduction Alberta
Natural Resources Canada
Environment & Climate Change Canada
Canadian Manufacturers and Exporters
Newfoundland Hydro
Newfoundland Power
Hydro Quebec
E1
Nova Scotia Power
NB Power
Efficiency Manitoba
Toronto Hydro
Independent Electricity System Operator
Manitoba Hydro
Alectra
Niagara Peninsula Energy
Enbridge
Hydro One
Hydro Ottawa
Canada

Location of ICF Clients

ICF 14

ICF Next: our go-to-market brand for digital transformation services Engagement Strategy Technology Loyalty Analytics Combines creativity of an agency with deep domain expertise of a consultancy Designs solutions that drive real participation with customers, citizens, colleagues Built specifically to realize the benefits of an integrated model 15

At ICF, our business, environmental + social responsibilities are intertwined 16 $670M+* Revenue from services supporting health, education, development, and social justice programs $615M+* Revenue from services supporting energy saving, carbon reduction, and natural resource protection programs We create impact through our client work… *Together reflect ~85% of 2020 revenue

…and in the way we operate 17 — Minimizing our carbon footprint—net zero carbon status since 2006 — Investing in the communities where we work and live — Ensuring value through governance—corporate policies and structure help us operate ethically and in compliance with the law

Corporate citizenship: 2020 performance highlights

Investing in our people	**Provided opportunities for all employees to develop and advance.**	**Leadership** **54%** female leaders **33%** female board members	**Pay equity** no identified meaningful disparities across races or genders in the same roles	**Low turnover** **11.7%** as compared to 18.6% benchmark
Making a sustainable commitment	**Made progress on our carbon reduction goal and remained carbon neutral.**	**100%** net renewable electricity for global operations via renewable energy certificates	**31%** reduction in greenhouse gas emissions per employee since 2013 baseline	**Zero** net zero carbon status since 2006 due to investments in high-quality carbon offsets
Supporting important causes	**Donated to causes important to our employees and communities.**	**$714,000** corporate cash donations	**$515,000** employee contributions through our giving program	**1 to 1** ICF matched employee donations

Recognition

Climate Leadership: recognized by CDP (global environmental disclosure system) as a corporate pioneer against climate change, scoring A- for the third consecutive year

MarCom Awards 2020: 4 platinum awards for corporate citizenship reporting

ICF

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Drivers of long-standing client relationships 19 — Institutional memory of government + utility programs — Workforce of long-time industry experts — Long-term contract vehicles with government + utility clients — Proprietary IP/loyalty programs 19

Financial Performance

Track record of consistent revenue + earnings 21 *Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles **2017 Non-GAAP EPS excludes the one-time benefit of a Deferred Tax Liability (DTL) revaluation for 2017, as a result of the 2017 Tax Reform Act EPS Revenue ($ Millions)

Q4 2020 performance 22 EPS* Revenue ($ Millions)*

23 Book-to-Bill Ratio (TTM) Q4 2019 1.03 Q4 2020 1.30 Contract Awards ($ Millions)* Backlog ($ Billions)* *Based on Q4 and full-year 2020 financial performance released on February 25, 2021

24 2021 guidance Revenue $1.525B - $1.575B Service Revenue $1.095B - $1.130B GAAP EPS $3.90 - $4.20* Non-GAAP EPS $4.35 - $4.65 Operating Cash Flow ~$100M * Exclusive of special charges 24

25 Pipeline ($B) Strong pipeline of qualified opportunities, the majority relating to federal government clients

Operating cash flow, 2016 - 2021 26 *Based on full-year 2020 financial performance released on February 25, 2021

Historical Cash Flow Conversion at ~100% 27 Over the past five years, we have had very strong cash conversion of our net income (adjusted for non-cash items) and generated strong Operating Cash Flow…… …While growing our top line from $1.1B in 2015 to $1.5B in 2020 at a 5.9% CAGR (which required an investment in working capital) We are generating more cash flow over time, despite timing/volatility across FYs Although 2021 Operating Cash Flow guidance of $100M is below 2020 results, the average operating cash flow for the three years ending 2021 is 34% higher than the average for the previous three-year period

28 In summary — ICF offers: — Distinctive expertise in high-growth sectors of government, energy utility industry + digital transformation — Established long-term client and contract relationships + substantial contract backlog — Strong environmental, social, + governance performance— internally + for clients All leading to substantial organic growth opportunities and the potential for accretive acquisitions